UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2019

INNOVUS PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	000-52991	90-0814124
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Rehco Road, San Diego, CA		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 964-5123

(Name, address, including zip code, and telephone number, including area code, of agent for service of process)

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this report, “Innovus Pharmaceuticals,” “Innovus Pharma,” “the Company,” “we,” “us” and “our” refer to Innovus Pharmaceuticals, Inc., and/or one or more of our wholly-owned subsidiaries, unless the context otherwise provides. Innovus Pharma® is a registered service mark of Innovus Pharmaceuticals, Inc.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 17, 2019, the Company began soliciting written consents from its stockholders in lieu of a special meeting pursuant to the Consent Solicitation Statement on Schedule 14A filed with the Securities and Exchange Commission on January 17, 2019 (the “Consent Solicitation Statement”), to approve a stockholder resolution to authorize the Company’s Board of Directors (the “Board”), in its sole discretion, without further action of its stockholders, to amend its Amended and Restated Articles of Incorporation (“Charter”), to implement a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (“Common Stock”), at a ratio of any whole number up to 1-for-200, on or before January 17, 2020, with the exact ratio to be determined by the Board (the “Reverse Split”).

As of January 11, 2019 (the “Record Date”), the Company had 244,839,264 shares of Common Stock issued and outstanding. As of February 22, 2019, the Company had received 144,998,420 written consents approving the Reverse Split, amounting to 59.2% of the Company’s issued and outstanding shares of Common Stock as of the Record Date. In addition, the Company received 86,024,501 written consents against the Reverse Split, and 776,877 written consents representing stockholders’ decisions to abstain from the vote. Because the Company received written consents approving the Reverse Split from stockholders representing more than 50% of the outstanding shares of Company Common Stock as of the Record Date, the Reverse Split was approved, and the solicitation terminated on February 22, 2019, as contemplated by the Consent Solicitation Statement.

As a result, the Company may elect to effect the Reverse Split pursuant to the terms set forth in the Consent Solicitation Statement on or before January 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVUS PHARMACEUTICALS, INC.
(Registrant)

	By:	/s/ Randy Berholtz
Randy Berholtz
Executive Vice President, Corporate Development, and General Counsel
Date: February 26, 2019